Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value
	BONDS - 97.3%
	AEROSPACE/DEFENSE - 1.1%
$ 186,000	Northrop Grumman Corp.	3.2500	1/15/2028	$ 206,412

	AIRLINES - 1.9%
192,000	Delta Air Lines, Inc.	3.4000	4/19/2021	184,497
186,000	Delta Air Lines, Inc.	4.3750	4/19/2028	151,674
				336,171
	AUTO MANUFACTURERS - 0.5%
88,000	American Honda Finance Corp.	1.9500	5/20/2022	89,443

	BANKS - 20.7%
194,000	Bank of America Corp.	3.5000	4/19/2026	215,267
5,000	Bank of America Corp., Quarterly US LIBOR +0.78% *	3.5500	3/5/2024	5,314
209,000	Bank of America Corp.	4.0000	1/22/2025	228,570
177,000	Bank of America Corp.	4.4500	3/3/2026	198,981
205,000	Bank of New York Mellon Corp.	3.0000	10/30/2028	221,082
202,000	Bank of Nova Scotia	4.5000	12/16/2025	226,167
88,000	Goldman Sachs Group, Inc.	2.6000	12/27/2020	88,116
65,000	Goldman Sachs Group, Inc.	3.8500	1/26/2027	71,598
88,000	JPMorgan Chase & Co.	2.2950	8/15/2021	88,288
195,000	KeyCorp.	2.5500	10/1/2029	192,887
20,000	KeyCorp.	4.1000	4/30/2028	22,415
187,000	Morgan Stanley	2.5000	4/21/2021	190,214
198,000	Morgan Stanley	2.6250	11/17/2021	203,460
144,000	Morgan Stanley	3.1250	1/23/2023	152,070
182,000	Morgan Stanley	3.9500	4/23/2027	203,509
210,000	PNC Financial Services Group, Inc.	3.1500	5/19/2027	231,995
85,000	PNC Financial Services Group, Inc.	3.4500	4/23/2029	95,929
178,000	Royal Bank of Canada	3.7000	10/5/2023	193,813
218,000	State Street Corp.	1.9500	5/19/2021	221,474
206,000	State Street Corp.	2.6500	5/19/2026	222,913
210,000	State Street Corp.	3.5500	8/18/2025	237,268
220,000	Toronto-Dominion Bank	1.9000	12/1/2022	227,160
				3,738,490
	BEVERAGES - 1.8%
85,000	Coca-Cola Co.	2.9000	5/25/2027	94,136
215,000	PepsiCo, Inc.	3.1000	7/17/2022	226,168
				320,304
	BIOTECHNOLOGY - 3.4%
190,000	Biogen, Inc.	3.6250	9/15/2022	202,984
183,000	Gilead Sciences, Inc.	3.2500	9/1/2022	193,911
194,000	Gilead Sciences, Inc.	3.6500	3/1/2026	220,557
				617,452
	COMMERCIAL SERVICES - 2.5%
207,000	Automatic Data Processing, Inc.	3.3750	9/15/2025	233,180
210,000	HIS Markit Ltd.	4.1250	8/1/2023	226,282
				459,462
	COMPUTERS - 2.2%
84,000	Apple, Inc.	3.0000	11/13/2027	94,699
186,000	Hewlett Packard Enterprise Co.	4.4000	10/15/2022	199,239
100,000	Seagate HDD Cayman	4.8750	6/1/2027	106,759
				400,697
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
40,000	Jefferies Group LLC	4.1500	1/23/2030	40,463

Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS - 97.3% (Continued)
	ELECTRIC - 8.5%
$ 219,000	Consolidated Edison, Inc.	2.0000	5/15/2021	$ 221,824
88,000	DTE Energy Co.	2.2500	11/1/2022	90,856
196,000	DTE Energy Co.	3.8000	3/15/2027	211,226
220,000	Edison International	4.1250	3/15/2028	229,863
105,000	Exelon Corp.	3.4970	6/1/2022	109,268
196,000	Exelon Generation Co. LLC	3.4000	3/15/2022	202,771
212,000	NSTAR Electric Co.	3.2000	5/15/2027	235,550
202,000	PSEG Power LLC	3.0000	6/15/2021	206,324
85,000	Xcel Energy, Inc.	3.3000	6/1/2025	92,481
				1,600,163
	ELECTRONICS - 1.2%
195,000	Flex Ltd.	4.7500	6/15/2025	208,906

	ENVIRONMENTAL CONTROL - 2.5%
218,000	Waste Management, Inc.	2.4000	5/15/2023	229,902
215,000	Waste Management, Inc.	2.9500	6/15/2024	229,946
				459,848
	FOOD - 1.5%
55,000	Kraft Heinz Foods Co.	4.6250	1/30/2029	59,443
203,000	McCormick & Co., Inc.	3.1500	8/15/2024	219,337
				278,780
	HEALTHCARE-PRODUCTS - 5.1%
193,000	Abbott Laboratories	3.4000	11/30/2023	211,609
132,000	DH Europe Finance II Sarl	2.2000	11/15/2024	138,110
149,000	DH Europe Finance II Sarl	2.6000	11/15/2029	156,912
191,000	Medtronic, Inc.	3.1500	3/15/2022	200,174
196,000	Medtronic, Inc.	3.5000	3/15/2025	222,291
				929,096
	HEALTHCARE-SERVICES - 1.1%
182,000	UnitedHealth Group, Inc.	3.3500	7/15/2022	192,628

	HOME FURNISHINGS - 0.1%
20,000	Whirlpool Corp.	4.7500	2/26/2029	22,777

	HOUSEHOLD PRODUCTS/WARES - 1.2%
189,000	Kimberly-Clark Corp.	3.9500	11/1/2028	225,978

	LODGING - 1.2%
220,000	Las Vegas Sands Corp.	3.2000	8/8/2024	213,550

	MACHINERY-DIVERSIFIED - 2.4%
210,000	CNH Industrial Capital LLC	4.2000	1/15/2024	214,006
210,000	CNH Industrial NV	4.5000	8/15/2023	220,278
				434,284
	MEDIA - 4.7%
197,000	Comcast Corp.	3.0000	2/1/2024	212,265
213,000	Comcast Corp.	3.3000	2/1/2027	237,727
168,000	Comcast Corp.	3.7000	4/15/2024	185,766
181,000	Comcast Corp.	4.1500	10/15/2028	214,633
				850,391
	MINING - 0.1%
26,000	Newmont Goldcorp Corp.	3.7000	3/15/2023	26,919

Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS - 97.3% (Continued)
	MULTI-NATIONAL - 8.2%
$ 130,000	Asian Development Bank	1.7500	6/8/2021	$ 131,891
156,000	Asian Development Bank	2.0000	4/24/2026	169,171
207,000	Asian Development Bank	2.6250	1/12/2027	232,974
90,000	European Investment Bank	2.3750	5/24/2027	100,411
201,000	Inter-American Development Bank	2.1250	1/18/2022	206,925
225,000	International Bank for Reconstruction & Development	1.3750	5/24/2021	227,389
200,000	International Bank for Reconstruction & Development	1.6250	3/9/2021	202,188
205,000	International Bank for Reconstruction & Development	1.7500	4/19/2023	213,250
				1,484,199
	OIL & GAS - 2.1%
172,000	ConocoPhillips Co.	4.9500	3/15/2026	205,028
88,000	Shell International Finance BV	1.8750	5/10/2021	89,169
79,000	Shell International Finance BV	3.8750	11/13/2028	91,586
				385,783
	PHARMACEUTICALS - 6.1%
205,000	CVS Health Corp.	2.1250	6/1/2021	207,425
212,000	CVS Health Corp.	2.8750	6/1/2026	226,992
213,000	CVS Health Corp.	3.5000	7/20/2022	224,655
200,000	Pfizer, Inc.	1.9500	6/3/2021	203,288
210,000	Pfizer, Inc.	3.0000	12/15/2026	239,571
				1,101,931
	PIPELINES - 3.4%
220,000	ONEOK, Inc.	2.7500	9/1/2024	218,087
205,000	ONEOK, Inc.	3.4000	9/1/2029	190,332
205,000	ONEOK, Inc.	4.5500	7/15/2028	205,536
				613,955
	SEMICONDUCTORS - 3.3%
121,000	Intel Corp.	1.7000	5/19/2021	122,485
182,000	Intel Corp.	2.4500	11/15/2029	195,468
182,000	Intel Corp.	3.1000	7/29/2022	192,768
84,000	QUALCOMM, Inc.	3.2500	5/20/2027	93,662
				604,383
	SOFTWARE - 2.0%
25,000	Citrix Systems, Inc.	4.5000	12/1/2027	27,989
201,000	Oracle Corp.	2.4000	9/15/2023	212,208
120,000	Vmware, Inc.	3.9000	8/21/2027	126,667
				366,864
	TELECOMMUNICATIONS - 5.5%
80,000	AT&T, Inc.	4.3000	2/15/2030	91,162
86,000	AT&T, Inc.	4.6000	2/15/2021	87,546
168,000	Cisco Systems, Inc.	1.8500	9/20/2021	171,216
214,000	Cisco Systems, Inc.	3.0000	6/15/2022	225,897
181,000	Vodafone Group PLC	3.7500	1/16/2024	197,029
192,000	Vodafone Group PLC	4.3750	5/30/2028	224,838
				997,688
	TOYS/GAMES/HOBBIES - 1.0%
88,000	Hasbro, Inc.	3.0000	11/19/2024	89,799
87,000	Hasbro, Inc.	3.5500	11/19/2026	89,626
				179,425
	TRANSPORTATION - 1.2%
200,000	United Parcel Service, Inc.	2.5000	4/1/2023	210,315

	TOTAL BONDS (Cost $16,817,213)			17,596,757

	TOTAL INVESTMENTS - 97.3% (Cost $16,817,213)			$ 17,596,757
	OTHER ASSETS LESS LIABILITIES - 2.7%			487,586
	NET ASSETS - 100.0%			$ 18,084,343

LLC - Limited Liability Company
PLC - Public Limited Company
* Variable rate, rate shown represents the rate shown at May 31, 2020.

Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2020

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Other than U.S. Treasury Bills, short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the "fair value" procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2020 for the Fund's assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Bonds	$ -	$ 17,596,757	$ -	$ 17,596,757
Total	$ -	$ 17,596,757	$ -	$ 17,596,757
* Refer to the Portfolio of Investments for classifications
The Fund did not hold any Level 3 securities during the period.

Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2020

Fluctuation of Net Asset Value Risk - The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the shares will trade at premiums or discounts to NAV.

Index Risk - Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of the Index. Therefore, they would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming.

Fixed Income Risk - When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

The identified cost of investments in securities owned by the Fund for federal income for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2020, were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 16,815,148	$ 872,218	$ (90,609)	$ 781,609